Sales and advertising expense	6 Months Ended
Jun. 30, 2024
Sales and advertising expense
Sales and advertising expense
23 Sales and advertising expense
Sales and advertising expense is comprised of the following:

	For the three months ended June 30		For the six months ended June 30
In thousands of USD	2023	2024	2023	2024
Staff costs	1,830	1,359	3,760	2,887
Advertising campaigns	3,217	2,659	6,211	4,473
Selling expenses	425	405	840	805
Sales and advertising expense	5,472	4,423	10,811	8,165
Sales and advertising expense decreased by 24.5% from USD10,811 thousand in the six months ended June 30, 2023 to USD8,165 thousand in the six months ended June 30, 2024, as we continue our efforts to grow orders through supply enhancements rather than increased marketing expenditure.